UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2025

OLIN CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	1-1070	13-1872319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 Carondelet Plaza,	Suite 1530	Clayton,	MO	63105
(Address of principal executive offices)				(Zip Code)
(314) 480-1400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐		Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐		Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐		Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐		Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value per share	OLN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐		Emerging growth company

☐		If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(a).
On January 15, 2025, Damian Gumpel, Vice President, Corporate Strategy, notified Olin Corporation (“Olin”) of his intention to resign from his position with Olin, effective February 22, 2025 (the “Separation Date”), to pursue other career opportunities.

(b).
In connection with Mr. Gumpel’s departure, Olin entered into a Separation Letter Agreement with Mr. Gumpel on January 20, 2025 (the “Separation Agreement”). Pursuant to the Separation Agreement, provided Mr. Gumpel remains actively employed with Olin through the Separation Date, does not revoke certain customary release agreements and otherwise complies with its terms, he will receive the following separation benefits:

•$300 per hour for all time provided after the Separation Date to assist Olin in defense or prosecution of legal claims;

•the extension of the exercise period for all vested options from one year to two years following the Separation Date;

•the vesting on February 22, 2025 of 8,000 options, 6,444 options and 7,586 options granted to Mr. Gumpel in 2022, 2023 and 2024, respectively, as if Mr. Gumpel was still employed by Olin on that date; and

•Assuming Olin’s performance results in a payout, the payout of his 9,084 unvested performance shares that are expected to vest on December 31, 2025 based on the number of months worked by Mr. Gumpel during the performance period (26 of 36 months).

Mr. Gumpel will forfeit all other unvested options and performance shares.

The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation Agreement, which is attached hereto as Exhibit 10.1 and which is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibit No.	Exhibit
10.1	Separation Agreement, dated January 20, 2025, by and between Olin Corporation and Damian Gumpel.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLIN CORPORATION
By:	/s/ Inchan Hwang
	Name:	Inchan Hwang
	Title:	Vice President, Deputy General Counsel and Corporate Secretary

Date: January 21, 2025